We welcome you as an IBM Independent Software Vendor (ISV). This Profile covers the details of your approval.

IBM International Business Machines Corporation and its Subsidiaries (including Lotus Development Corporation, and Tivoli Systems, Inc.).

By signing below, each of us agrees to the terms of the following
(collectively called the "Agreement"):

                       this Profile; and
                       the General and Relationship Terms; and if applicable, the Replicated License Attachment; and the Exhibit.

This Agreement and its applicable transaction documents are the complete agreement regarding this relationship and replace any prior oral or written communication between us. Once this Profile is signed, any reproduction of this Agreement for a transaction document made by reliable means (for example, photocopy or facsimile) is considered an original, to the extent permissible under applicable law and all activities you perform under this Agreement are subject to is. If you have not already signed an Agreement for Exchange or Confidential Information (AECI), you signature on this Profile includes your acceptance of the AECI (including the supplemental terms in the General and Relationship terms section of this Agreement).

     ---------------------------------------------------------------------------------------------------------
                 AFTER SIGNING THIS PROFILE, PLEASE RETURN A COPY TO THE IBM ADDRESS SHOWN BELOW
     ---------------------------------------------------------------------------------------------------------

Agreement Start Date:      12/10/99                  Agreement End Date:           12/10/2000
                      -----------------------                                ---------------------------
                                                                                  (month/day/year)

Revised Profile (yes/no):  NO                        Date received by IBM:
                      ------------------------                                --------------------------

Agreed to:        SIDEWARE SYSTEMS INC.              Agreed to                  IBM CORPORATION
           -----------------------------------                      ------------------------------------

By:               "OWEN JONES"                       By:                        "RAYMOND YBARRA"
           -----------------------------------                      ------------------------------------
                  Authorized Signature                                          Authorized Signature

Name:             OWEN JONES                                  Name:             RAYMOND L. YBARRA
           -----------------------------------                      ------------------------------------
                  Type or print                                                 Type or print

Title:   PRESIDENT, CEO, AND DIRECTOR                         Title: WW CUSTOMER SOLUTIONS PROCUREMENT
           -----------------------------------                      ------------------------------------
         Type or print the title of individual authorized to sign     Type or print the title of individual authorized to sign


ISV Address:                                              IBM Address:

         102 - 930 West 1st Street                        11400 Burnet Rd.
         North Vancouver, B.C. V7P 3N4                    Austin, TX 78758 USA
         Canada

Agreement No. AUS-FWAS-3XT628


APPROVED RELATIONSHIP

For each approved element of our relationship, each of us agrees to the terms as specified in the Agreement.

                                                                                                        IBM
                                                                                       Applicable     Funding
                  APPROVED RELATIONSHIP ELEMENT                                          Yes/No       Maximum
                  -----------------------------                                        ----------     -------
                  Development Assistance (1)                                             NO                0


                  Marketing Assistance (1)                                               YES          45,009


                  The cumulative total of IBM funding will not exceed:                                45,009
                                                                                                      ------

                  Replicated Programs (1,2,3)                                            NO

                  Initial Purchase (1,2,3)                                               NO

                  Revenue Commitment (1,2,3)                                             NO


                  Note: 1) Terms of the Agreement that reference this Relationship Element only apply to you when "Yes" is specified as applicable.

                           2) The Replicated License Attachment and Exhibit are included with the Agreement.

                           3) The Replicated Program Element, Initial Purchase Element and Revenue Commitment Element are mutually exclusive. All may be specified as "NO". Only one element may be specified as "YES", if applicable.

You agree to develop and make generally available an Offering which is a new product or a new version of your product (specify the name of your product):

        Dr. Bean
Schedule
                                                                      Date
       You agree to the following schedule date:                (Month/Day/Year)

       Offering General Availability                                12/10/99

VOLUME AND REVENUE COMMITMENTS FOR PROGRAMS (PROVIDE INFORMATION FOR EACH PROGRAM) You agree to the following Program volume and revenue commitments for the period beginning with the Offering GA specified above:

    Program Part         Program Description           1             2            3             4
       Number                                        Total         Total      First 12   First 12 Months
                                                     Volume       Revenue      Months        Revenue
                                                                               Volume
41L1662               DB2 Univ. Database               55        32,967.00       55         32,967.00
                      Workgroup Ed. V6.1
                      English Prog. Pack w/1
                      Svr Inst & 1 Usr
41L1668               DBS Universal                    55        99,000.00       55         99,000.00
                      Ed. V6.1 - Internet
                      Access for 1 Procr
41L1685               DBS Universal                    6         45,180.00        6         45,180.00
                      Database Enterprise

IBM INTERNATIONAL INDEPENDENT SOFTWARE VENDOR AGREEMENT - PROFILE

                      Edition V6.1 English
                               Prog Pk
      41L3278               DB2 Universal               2            15,000.00             2             15,000.00
                         Database Enterprise
                        Ed. V6. 1 - 1 Addit'l
                              Proc Ent
      41L0627           Websphere Application          54            25,758.00             54            25,758.00
                         Server V3.0 Std. Ed
                          128b NLV (N.A.M)
      41L0624           WebS Appl. Svr. v3.0            1             4,485.00             1             4,485.00
                        Adv 128, Server/First
                          Processor Install
                           Authorizations
      41L0621              Websphere Appl.
                        Server v3.0 Adv. 128b
                          w/1 Server/First
                          Processor Install
      04L18300          MQSeries for Windows
                          NT, v5.1 Pgm Pkg
      94H5654           1 Capacity Unit Pack            2             1,800.00             2             1,800.00

      41L1741          Net.Com 3.2 Start Prog
                       Pkg. NT w/1 1 Svr/First
                        Proc Instl & Web Site
                               Eng NE

       Total                                           182           250,048.80           182           250,048.80

MISCELLANEOUS TERMS AND CONDITIONS (SPECIFY IF APPLICABLE):

1. IBM will review your progress against the revenue commitment in this Agreement on March 31, 2000 and June 30, 2000. As of these dates, you should have cumulatively reported $19,000 and $62,000 respectively, of IBM Software influenced by the sale of Dr. Bean.

2. IBM will review the progress of the integration testing of Dr. Bean; i) with Websphere Application Server version 3 and DB@ UDB version 6 on Jan. 31, 2000; and, (ii) with Websphere Application Server version 3 Advanced Edition using Enterprise Java Beans (EJB) on March 31, 2000.

3. If you have not met any of the above targets, IBM may terminate this Agreement for cause.

            IBM INTERNATIONAL INDEPENDENT SOFTWARE VENDOR AGREEMENT -
                         GENERAL AND RELATIONSHIP TERMS

                                TABLE OF CONTENTS

         SECTION                                     HEADING                                     PAGE
-----------------------------------------------------------------------------------------------------------
                  Our Relationship                                                               5

         1.       Definition                                                                     5

         2.       Structure, Changes and Ending the Agreement                                    5

         3.       Responsibilities                                                               6

         4.       Status Change                                                                  9

         5.       Confidential Information                                                       9

         6.       Trademarks, Patents and Copyrights                                             9

         7.       Liability                                                                      9

         8.       Electronic Communications                                                      9

         9.       Geographic Scope                                                               9

         10.      Governing Law                                                                  9

            IBM INTERNATIONAL INDEPENDENT SOFTWARE VENDOR AGREEMENT -
                         GENERAL AND RELATIONSHIP TERMS
OUR RELATIONSHIP

         Under the terms of this Agreement, you will develop and market an Offering which is a new product, or a version of an existing product, which require Programs as we mutually agree. IBM will provide reimbursement for approved development and marketing activities as specified in the Approved Relationship section of the Profile.

1.       DEFINITIONS
         CUSTOMER is either an End User or a Remarketer.

         END OF USER is anyone, who is not part of the Enterprise of which you are a part, who acquires your Offering for its own use and not to remarket.

         ENTERPRISE is any legal entity (such as a corporation) and the subsidaries it owns by more than 50 percent.

         GENERAL AVAILABILITY (GA) is the date on which the Offering becomes available for marketing to Customers.

         MAINTENANCE MODIFICATIONS are revisions that correct errors in Programs.

         OFFERING is what you develop, market and distribute to Customers only under your company name and logo, and which require one or more Programs and your Value-Add Components.

         PROGRAM is an IBM program which is Specified in the Profile or is complementary to a Specified Program.

         REMARKETER is a business entity which acquires your Offering for the purpose of marketing.

         VALUE-ADD COMPONENTS are your required product components that you will include in the Offering.

2.       Structure, Changes and Ending the Agreement

         Structure

         The Agreement consists of the:
         - Profile which includes the key elements and options specific to the Agreement;
         - General and Relationship Terms which apply to all ISV relationships under the Agreement; and

         When the Replicated Program Element, Initial Purchase Element, or the Revenue Commitment Element is specified in the Profile, the Agreement also includes the:
         - Replicated License Attachment which includes terms related to Replicated Programs;

         and

         - Exhibit which includes Replicated Program details.

         By signing the Profile, each of us agree to the terms of the Agreement.

         If there is a conflict among the terms in the various documents, the terms of:

         1. the Exhibit prevail over the terms of the Profile, Attachment and the General and Relationship Terms;

         2. the Attachment prevail over the General and Relationship Terms; and

         3. the Profile prevail over the terms of the General and Relationship Terms.

         If there is an order of precedence within a document, such order will be stated in the document.

         Changes to the Agreement
         When an Exhibit is included in the Agreement, we may change the terms of the Exhibit upon written notice. Otherwise, for any other change to be valid, both of us must agree in writing.

         Ending the Agreement
         We specify the Agreement start date and end date in your Profile.


            IBM INTERNATIONAL INDEPENDENT SOFTWARE VENDOR AGREEMENT -
                         GENERAL AND RELATIONSHIP TERMS

         Regardless of the Agreement end date, either of us may terminate this Agreement, with or without cause, on three months written notice. If, under applicable law, a longer period is mandatory, then the notice period is the minimum notice period allowable. If we terminate for cause (such as failure to meet key terms specified in your Profile) we may, at our discretion, allow you a reasonable opportunity to cure. If you fail to do so, the date of termination is that specified in the notice.

         However, if either party breaches a material term of the Agreement, the other party may terminate the Agreement on written notice. Examples of such breach by you are: if you do not maintain customer satisfaction; if you do not comply with the terms of an invoice document; if you repudiate the Agreement; or if you make any material misrepresentations to us. You agree that our only obligation is to provide the notice called for in this section and we are not liable for any claims or losses if we do so.

         Within three months following the end of the Agreement, each of us agrees to settle any accounts with the other (for example, any unpaid funds we owe you or reimbursement of any funds you owe us). WE may offset any amounts due you against amounts due IBM as allowable under applicable law. You agree to return to IBM or destroy, as we specify, any Programs and related materials that we have provided to you at no charge. Unless IBM has terminated for breach, you may keep on archival copy of each Program.

         You agree that if we permit you to perform other activities after the Agreement ends, you will do so under the terms of the Agreement.

3.       Responsibilities

         Our Responsibilities

         Each of us agrees that:

         1. you are an independent contractor, and the Agreement is non-exclusive. Neither of us is a legal representative or legal agent of the other. Neither of us is legally a partner of the other (for example, neither of us is responsible for debts incurred by the other),and neither of us is an employee or franchise of the other, nor does the Agreement create a joint venture between us;

         2. except as provided in the Profile, each of us is responsible for our own expenses regarding fulfilment of our responsibilities and obligations under the terms of the Agreement;

         3. neither of us will disclose the terms of the Agreement, unless both of us agree in writing to do so, or unless required by law. However, if either of us deem it necessary to fulfill the responsibilities or obligations of the Agreement, either of us may disclose the terms of the Agreement to a third party such as an accountant, attorney or other professional advisor under a confidentiality agreement with them;

         4. neither of us will assume or create any obligation on behalf of the other or make any representations or warranties about the other, other than those approved in writing;

         5. we will allow the other a reasonable opportunity to comply before claiming the other has not met its obligations, unless we specify otherwise in the Agreement;

         6. failure by either of us to insist on strict performance or to exercise a right when entitled does not prevent either of us from doing so at a later time, either in relation to that default or any subsequent one;

         7. neither of us is responsible for failure to fulfill obligations due to causes beyond the reasonable control of either of us;

         8. IBM reserves the right to assign, in whole or in part, the Agreement.

         9. neither party will issue press releases or other publicity regarding the Agreement, or our relationship under it, without the prior written approval of the other party;

         10. each party will comply with all applicable laws and regulations at its own expense. This includes all export and import laws and regulations. For example, you will not provide the Offerings or technical data into countries where prohibited by law or regulation;

         11. if any term or condition of the Agreement is unenforceable by law, all other terms and conditions continue to apply;

         12. neither of us will bring a legal action against the other more than two years after the cause of action arose, unless otherwise provided by local law without the possibility of contractual waiver. However, this does not apply to actions brought to enforce intellectual property rights or obligations specified under Trademarks, Patents and Copyrights. Both parties will act in good faith to resolve disputes. Each party waives its right to a jury trial in any resulting litigation; and

         13. each party warrants to the other that it has the necessary expertise, capabilities and resources to perform all its obligations under the Agreement;

         Your Responsibilities

         You agree:

         1. to the business plan which was developed and mutually agreed to by us. Such plan documents the specific Programs which are required by your Offering, your volume and revenue commitments, and as applicable, an Offering development plan, marketing plan, training schedule, milestones, marketing and development activities, planned start and finish dates for each item it covers and other details, as appropriate. We will periodically meet to review and revise the business plan as applicable;

         2. that Program sales which count toward your volume and revenue commitments are for Programs specified in the Profile, and other products we may approve. Additionally, qualifying sales are only those which result from your activities under this agreement and which represent a net increase over all other sales revenue and volumes for such Programs not related to this Agreement.

         3. to be responsible for customer satisfaction for all your activities, and to participate in customer satisfaction programs as we mutually agree:

         4. to comply with the highest ethical principles in performing under the Agreement. You will not offer or make payments or gifts (monetary or otherwise) to anyone for the purpose of wrongfully influencing decisions in favour of IBM, directly or indirectly. IBM may terminate the Agreement in case of 1) a breach of this clause or 2) when IBM reasonable believes such a breach has occurred;

         5. not to assign or otherwise transfer the Agreement, your rights under it, or any of its approvals, or delegates any duties, unless expressly permitted to do so under the Agreement or in connection with a merger, consolidation or sale of assets of your company. Otherwise, any attempt to do so is void;

         6. that except for Programs, you warrant that you have the rights and licenses need to develop Offerings and market them to your Customers;

         7. you agree that your Value-Add Components must be of greater value than that of the Programs or must, in IBM's opinion, provide significant function and value to the End User;

         8. to conduct business activities (for example, registration, sales reporting as we agree to in a Measurement Letter and Submitting reimbursement requests) with us as we specify in the ISV Program Guidelines (Guidelines), using our automated electronic system if available. You agree to pay all of your expenses associated with it such as your equipment and communication costs.

         9. to retain records, as we specify in the Guidelines, to support invoices issued to Customers, sales reporting, and payments made to IBM as applicable. You will retain make these records available for three years from the date of the related transaction or payment.

         10. to ensure your Remarketer agreements for Offerings are consistent with your obligations under the Agreement;

         11. to provide high quality technical support to your Customers. You further agree that you or your Remarketer, as applicable, will provide primary support to End Users for your Offering. If an error is determined to be within a Program we will work with you to resolve the problem;

         12. you are solely responsible of managing the development, manufacture and marketing of your Offering. You agree to employ reasonable project management techniques to ensure that milestones are met, quality is maintained, and the project remains on-time and within budget. However, you agree that IBM reserves the right to review and approve, prior to your use or delivery, your packaging, advertising, press releases and other marketing deliverables related to your Offering or the Programs;

         13. that Value-Add Components included in your Offering are Year 2000 Ready. Your 2000 Ready means that the Value-Add Component, when used in accordance with its associated documentation, is capable of correctly processing, providing and receiving date data within and between the twentieth and twenty-first centuries, provided that all products used with your Offering property exchange accurate date data with the Offering;

         14. that, as applicable your Offering is EuroReady that it will correctly process monetary data in the euro demonination and respecting the eruro currency formatting conventions, including the euro sign, when used in accordance with its associated documentation.

         15. that prior to GA, you will test the Offering to ensure that all Value-Add Components work with the Programs.

         16. htat should you fall to deliver the Offering (no GA), you will refund to IBM any funds paid to you under the Agreement;

         17. that twelve months after the General Availability date specified int he Profile and at the end of the Agreement, we will conduct a review to compare your reported sales to your Volume and Revenue Commitments. If you have not achieved these commitments, you will either refund to IBM a prorated share of the funds we paid you or provide information showing incremental revenue for the non-IBM version of your solultions which occured during each reveiw period. If, in IBM's opinion it is evident that you received incremental revenue from the non-IBM versions but failed to achieve the commitments specified in the Profile, you will return a prorated portion of the funds paid to you. For planning purpose, we may provide you with more frequent reviews of your performance.

         18. that if in the course of this Agreement, in our reasonable opinion, you are not on target to achieve you revenue commitments, upon written notice to you, we may suspend future Co-funding; and

         19. to actively market your Offering only within the geographic scope specified in the Agreement. You further agree to not use anyone else to do otherwise.

         YOUR REMARKETERS' RESPONSIBILITIES

         You agree to inform your Remarketers, and gain their agreement to:

         1. conduct their business in a way that does not conflict with your obligations under the Agreement;

         2. maintain records of Offering sales for 3 years;

         3. provide you with access to their records to verify compliance with the terms specified in the Agreement;

         4. your right to suspend deliver of, or recall, your Offering (in addition to other legal remedies) if they are in breach; and

         5. bind any Remarketer they market to, to these terms.

         IBM RESPONSIBILITES

         1. to provide you, at no charge, a reasonable number of copies of the IBM Program(s) which, as specified on the Profile, are required by your Offering. Your use of these Program is under the IBM license agreement with the exception that such use is limited to development and marketing activities necessary to perform your responsibilities under the Agreement, and the Programs may not be transferred;

         2. to reimburse up to 50% of the lesser of your actual expense or the approved expense for each development and marketing activity specified in your business plan. The cumulative maximum of such reimbursement is specified in the Profile.

         3. to provide, at our discretion, IBM marketing resources, which may include: a) lead generation resources such as direct marketing (mailings), b) telemarketing, c) advertising support, and d) IBM marketing professionals.

         4. to provide you with Guidlines which specify the processes and procedures to support the business activities required under the Agreement, such as registration, activity reimbursement, sales reporting, report formats and forms, report frequency and reporting methods, etc.; and

         5. that IBM will, at its discretion, provide you with access to the IBM Solution Development Centures, and to technical skills from an IBM laboratory, either on-site or by telephone, as appropriate.

         OUR REVIEW OF YOUR COMPLIANCE WITH THE AGREEMENT We may periodically review your compliance with the Agreement. You agree to provide us with relevant records on request. We may reproduce and retain copies of these records.

         We, or an independent auditor, may conduct a review of your compliance with the relevant records on request. We may reproduce and retain copies of these records.

         We, or an independent auditor, may conduct a review of your compliance with the Agreement on your premises during your normal business hours.

4.       STATUS CHANGE
         You agree to give us prompt written notice (unless precluded by law or regulation) of any material change or anticipated change in your financial condition, business structure, or operating enviornment (for example, a material change in equity ownership or management or any substantive change to information supplied in your application). Upon notification of such change, (or in the event of failure to give notice of such change) IBM may, at its sole discretion, immediately terminate the Agreement.

5.       CONFIDENTIAL CHANGE
         All information exchange between us is non-confidential, unless disclosed under a separate Supplement to the IBM Agreement for Exchange of Confidential Information.

6.       TRADEMARKS, PATENTS AND COPYRIGHTS
         Each party keeps little to its copyrights, patents and any other intellecutal property rights in the materials in your Offerings. Programs are copyrighted and licensed, not sold. You do not receive any other rights to IBM intellectual property other than as defined under this Agreement.

         IBM will notify you in written quidelines of the IBM trademarks or service marks (Trademarks) which you are approved to use. You may not modify the Trademarks in any way.

         You may use our Trademarks only in conjunction with the marketing of Offerings.

         The royalty normally associated with the non-exclusive use of the Trademarks will be waived provided they are used only in conjunction with the marketing of Offerings.

         You agree to promptly moidify any advertising or promotional materials that do not comply with our quidelines. If you receive any complaints about your use of a Trademark, you agree to promply notify IBM. When the Agreement ends, you agree to promply stop using our Trademarks. If you do not, you agree to pay any expenses and fees IBM incurs in getting you to stop.

         Trademarks and any goodwill resulting from them, belong to their respective owners.

7.       LIABILITY
         Circumstances may arise where, because of a default or other liability, one of us is entitled under this Agreement to recover damages from the other. In each such instance, regardless of the basis on which damages can be claimed., each of us will only be liable to the other for an amount equal to the cumulative total of IBM funding as specified in the Profile. Neither of us will be liable for any lost profits, lost savings, indirect, special, incidental or other consequential damages, even if advised of their possibility.

            IBM INTERNATIONAL INDEPENDENT SOFTWARE VENDOR AGREEMENT -
                         GENERAL AND RELATIONSHIP TERMS

8.       ELECTRONIC COMMUNICATIONS

         ach of us may communicate with the other by electronic means, and such communication is acceptable as a signed writing to the extent permissible under applicable law. Both of us agree that for all electronic communications, an identification code (called a "user ID") contained in an electronic document is sufficient to verify the sender's identity and the document's authenticity.

9.       GEOGRAPHIC SCOPE

         All the rights and obligations of both of us are valid only in countries in which IBM has announced our Programs as available for marketing. In addition, when your Offering requires, but does not include a Program, you may market the Offering in other countries where our Programs have been announced as available for marketing.

10.      GOVERNING LAW
         The laws of the State of New York govern the Agreement. The "United Nations Convention on International Sale of Goods" does not apply.


             IBM INTERNATIONAL INDEPENDENT SOFTWARE VENDOR AGREEMENT
                            GEOGRAPHIC SCOPE SCHEDULE

EMBARGO BY U.S. GOVERNMENT
IBM does not market or sell in the following countries which are under the rules of Embargo by the U.S. Government:

Cuba
Iran
Iraq
Libya
North Korea
Yugoslavia (Serbia, Montenegro)

You may not claim any sales in these countries. IBM software may not be taken to these countries under any circumstances.

COUNTRIES WHERE IBM HAS A THIRD PARTY EXCLUSIVE DISTRIBUTOR IBM has granted exclusive distribution rights to a third party in the following countries:

AbuDhabi
Algeria
Bahrain
Belize
Costa Rica
Dominican Republic
Dubai
El Salvador
Guatemala
Haiti
India
Indonesia
Kuwait
Malaysia
Nicaragua
Oman
Panama
Qatar
Saudi Arabia
Tunisia

In these countries where IBM has granted an exclusive distributorship, you may not re-market (or replicate and sell) IBM software. If you choose to market your solution in these countries, any required IBM software must be fulfilled by the IBM exclusive distributor.

             IBM INTERNATIONAL INDEPENDENT SOFTWARE VENDOR AGREEMENT
                           MARKETING ACTIVITY LISTING

--------------------- --------- -------------- ------------- ----------- ---------------- -----------------------------
      ACTIVITY          DATE       EXPENSE         ISV          IBM        VALIDATION              OBJECTIVE
                                                   PAYS         PAYS        CRITERIA
--------------------- --------- -------------- ------------- ----------- ---------------- -----------------------------
--------------------- --------- -------------- ------------- ----------- ---------------- -----------------------------
Database Development  00 Q1     5,000          2,500         2,500       Per Operations   Invoice for list rental
                                                                         Guide
--------------------- --------- -------------- ------------- ----------- ---------------- -----------------------------
Direct Mail           00 Q1     65,000         32,500        32,500      Per Operations   Invoice for creative
                                                                         Guide            invoice for production,
                                                                                          invoice for mailing costs,
                                                                                          copy of direct mail piece
                                                                                          and any other related
                                                                                          invoices
--------------------- --------- -------------- ------------- ----------- ---------------- -----------------------------
Trade Shows           00 Q1     5,000          2,500         2,500       Per Operations   Invoice for show floor
                                                                         Guide            space, invoice for booth,
                                                                                          any related invoices
--------------------- --------- -------------- ------------- ----------- ---------------- -----------------------------
Trade Shows           00 Q2     5,000          2,500         2,500       Per Operations   Invoice for show floor
                                                                         Guide            space, invoice for booth,
                                                                                          any related invoices
--------------------- --------- -------------- ------------- ----------- ---------------- -----------------------------
Trade Shows           00 Q3     5,000          2,500         2,500       Per Operations   Invoice for show floor
                                                                         Guide            space, invoice for booth,
                                                                                          any related invoices
--------------------- --------- -------------- ------------- ----------- ---------------- -----------------------------
Trade Shows           00 Q4     3,000          1,500         1,500       Per Operations   Invoice for show floor
                                                                         Guide            space, invoice for booth,
                                                                                          any related invoices
--------------------- --------- -------------- ------------- ----------- ---------------- -----------------------------
Discretionary Funds   00 Q1     1,009          505           505         Per Operations   Any related invoices
                                                                         Guide
--------------------- --------- -------------- ------------- ----------- ---------------- -----------------------------
Discretionary Funds   00 Q2     1,009          505           505         Per Operations   Any related invoices
                                                                         Guide
--------------------- --------- -------------- ------------- ----------- ----------------------------------------------
Total IBM Pays                                               45,009
--------------------- --------- -------------- ------------- ----------- ----------------------------------------------
Total ISV Pays                                 45,009
--------------------- --------- -------------- ------------- ----------- ----------------------------------------------
Total Expense                   90,018
--------------------- --------- -------------- ------------- ----------- ----------------------------------------------